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                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                        AMERICAN VISION SERIES VUL 2002

                               700 MARKET STREET
                           ST. LOUIS, MISSOURI 63101
                                 (314) 231-1700

                       SUPPLEMENT DATED JANUARY 16, 2004
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2003

     General American Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the VIP Asset Manager Portfolio as an investment option under the Company's variable life insurance policies and to replace it with the MFS Total Return Portfolio. Fidelity Management & Research Company is the adviser to the VIP Asset Manager Portfolio. Massachusetts Financial Services Company is the subadviser to the MFS Total Return Portfolio.

     The Company believes that the proposed substitution is in the best interest of policy holders. The MFS Total Return Portfolio has investment objectives and policies similar to the VIP Asset Manager Portfolio. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2004.

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your premium payments, or your cash value under the Dollar Cost Averaging or Premium Rebalancing programs, will be redirected to the MFS Total Return Portfolio unless you change your elections or transfer your cash value before the substitution takes place.

     - You may transfer your Policy cash value among the investment Divisions and the General Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy.

     - You may transfer your Policy cash value in the VIP Asset Manager Division (before the substitution) or the MFS Total Return Division (after the substitution) to any other investment Division without charge.

     - On the effective date of the substitution, your cash value in the investment Division will be the same as before the substitution. However, the number of units you are credited in the MFS Total Return Division will be different from the number of units in the VIP Asset Manager Division due to the difference in unit values.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.